UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

Form 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 7, 2009

MADISON MANAGEMENT, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-156352	88-0492246
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3360 West Olympic Blvd, Suite 201 Los Angeles, California	90019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 995-5036

Copies of Communications to:
Stoecklein Law Group
Emerald Plaza
402 West Broadway
Suite 690
San Diego, CA 92101
(619) 704-1310
Fax (619) 704-0556

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

*EXPLANATORY NOTE – The Registrant is amending its Form 8-K, filed on August 27, 2009, to include disclosure to Item 4.01 that the PCAOB revoked the registration of Moore.

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

On August 7, 2009, Moore & Associates, Chartered (“Moore”) terminated its engagement as the Registrant’s independent registered public accountants. On August 7, 2009, the Board of Directors of the Registrant approved the engagement of Seale and Beers, CPAs (the “New Accountant”) to serve as the Registrant’s independent registered public accountants for the fiscal year 2009. The New Accountant was engaged on August 7, 2009.

On August 27, 2009, the PCAOB revoked the registration of Moore because of violations of PCAOB rules and auditing standards in auditing the financial statements, PCAOB rules and quality controls standards, and Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder, and noncooperation with the Board investigation.

Moore issued its auditors’ report on the financial statements for the years ended December 31, 2008 and December 31, 2007. As Moore is no longer registered with the PCAOB, the Registrant may not include Moore’s audit reports or consents in its future filings with the Commission.  The Registrant plans to have the New Accountant re-audit the year ended December 31, 2008 when the year ending December 31, 2009 is being audited or as necessary.

During the periods ended December 31, 2008 and 2007 and through the date of this Current Report, there have been no disagreements with Moore (as defined in Item 304(a)(1)(iv) of Regulation S-K) on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Moore, would have caused them to make reference thereto in their report on financial statements for such years.

During the periods ended December 31, 2008 and 2007 and through the date of this Current Report on Form 8-K there were no reportable events as defined in Item 304(a)(1)(iv) of Regulation S-K.

During the periods ended December 31, 2008 and 2007 and through the date of this Current Report on Form 8-K, neither the Registrant nor anyone on its behalf has consulted with the New Accountant regarding either:

1.
The application of accounting principles to specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither was a written report provided to the Registrant nor was oral advice provided that the New Accountant concluded was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing, or financial reporting issue; or

2.	Any matter that was either the subject of a disagreement or a reportable event, as each term is defined in Items 304(a)(1)(iv) or (v) of Regulation S-K, respectively.

The Registrant requested Moore to furnish it with a letter addressed to the Securities and Exchange Commission stating whether he agrees with the above statements.  Moore has indicated to the Registrant that he will not be issuing Exhibit 16 Letters.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MADISON MANAGEMENT, INC.

By: /S/ Donghwan “Charles Kim
Donghwan “Charles” Kim, President

Date:  September 11, 2009